Loans Held for Investment, at Fair Value	12 Months Ended
Dec. 31, 2022
Receivables [Abstract]
Loans Held for Investment, at Fair Value
10. Loans Held for Investment, at Fair Value
Loans held for investment, at fair value, consisted of the following for the dates indicated (in thousands):

	December 31, 2022	December 31, 2021
Loans held for investment - UPB:
Reverse mortgage loans	$724,800	$815,426
Commercial mortgage loans	143,373	89,267
Fair value adjustments	39,825	126,635
Total loans held for investment, at fair value	$907,998	$1,031,328
As of December 31, 2022 and December 31, 2021, there were $2.4 million and $2.3 million, respectively, of commercial loans that were greater than 90 days past due.
As of December 31, 2022 and December 31, 2021, there were $745.1 million and $810.6 million, respectively, in loans held for investment, at fair value, pledged as collateral for financing lines of credit.